UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2007

 AFFINITY MEDIA INTERNATIONAL CORP.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AFFINITY AND HOTELS AT HOME, INC. (“HOTELS”) REGARDING, AMONG OTHER THINGS, THE BUSINESS OF HOTELS AND THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH HOTELS IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN AFFINITY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER AFFINITY NOR HOTELS ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

AFFINITY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AS WELL AS THE OTHER INFORMATION NOTED BELOW BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, AFFINITY INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AFFINITY’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH HOTELS AND ITS SUBSIDIARIES (COLLECTIVELY, “HOTELS”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

AFFINITY AND HOTELS AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF AFFINITY’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION. STOCKHOLDERS OF AFFINITY AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN AVAILABLE, AFFINITY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AFFINITY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ

AFFINITY’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AFFINITY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT OF AFFINITY WILL CONTAIN INFORMATION WITH RESPECT TO THE OFFICERS AND DIRECTORS OF HOTELS. THE DEFINITIVE PROXY STATEMENT OF AFFINITY WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED BUSINESS COMBINATION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AFFINITY AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF AFFINITY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

HOTELS FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO IS UNAUDITED AND PREPARED BY HOTELS AS A PRIVATE COMPANY, AND DO NOT CONFORM TO SEC REGULATION S-X. AFFINITY AND HOTELS INTEND TO ENGAGE INDEPENDENT AUDITORS TO AUDIT HOTELS’ FINANCIAL STATEMENTS PRIOR TO THE FILING OF A DEFINITIVE PROXY STATEMENT. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN AFFINITY’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION.

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2007, Affinity Media International Corp., a Delaware corporation (“Affinity”), and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp., also a Delaware corporation (“Affinity Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”), pursuant to which Hotels will merge into the Affinity Subsidiary and Hotels will become a wholly-owned subsidiary of Affinity.  Following consummation of the merger, it is anticipated that the Affinity Subsidiary will change its name to Hotels at Home, Inc.  Because Affinity has no other operating business, following the merger, Hotels will effectively become a public company.  Hotels is headquartered in Fairfield, New Jersey, and has a subsidiary located in Fairfield, New Jersey and a subsidiary located in Paris, France. The press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1.

Affinity was formed as a “special purpose acquisition corporation” and consummated its initial public offering (the “IPO”) on June 9, 2006 and sold an aggregate of 3,162,500 Units at $6.00 per Unit (including 412,500 Units subject to the underwriters’ over-alottment option which were sold on June 29, 2006). In the IPO, Affinity raised aggregate gross proceeds of $18,975,000 (including the underwriter’s overallotment option). Of this amount, $18,900,750 was placed in trust (the “Trust”). Of this amount, up to $843,750 will be paid to Maxim Group LLC as contingent fees in connection with our initial public offering and the private placement, if and only if a business combination is consummated (the “Deferred Underwriting Compensation”). As of June 30, 2007, the amount in trust, including $1,500,000 of gross proceeds generated from the sale of securities to Affinity's founders before the IPO, equaled $19,246,570, which includes interest receivable in the amount of $82,125.  Of such amount, investors holding shares from the IPO who elect to vote against the Merger and convert such shares will be entitled to $6.00 per share, plus accrued interest, less interest proceeds used by Affinity for its working capital and acquisition expenses, and the Deferred Underwriting Compensation. Under the terms of Affinity’s amended and restated certificate of incorporation, because Affinity has entered into the Merger Agreement, Affinity now has until June 9, 2008 to complete this business combination, having satisfied the criteria for extension of time to complete a transaction set forth in its amended and restated certificate of incorporation.

Merger Consideration

The Merger Agreement without exhibits is attached hereto as Exhibit 2.1 and should be referred to when reading the following summary. You are urged to read the entire Merger Agreement and the other exhibits attached hereto as the following is a summary only.

The Merger Agreement provides that by virtue of the merger, and subject to certain adjustments as hereafter described, Hotels stockholders will receive:

(i)	an aggregate of 3,509,203 shares of Affinity common stock (the “Stock Consideration”); and
(ii)	$16,000,000 in cash, (the “Cash Consideration”)

in exchange for all of the issued and outstanding capital stock of Hotels. All of the stockholders of Hotels (the “Hotels Stockholders”) have consented to the merger and the merger agreement and have agreed among themselves to the allocation of the merger consideration. Further, the Hotels Stockholders have agreed to a twelve month lockup of the shares of common stock issuable to them in the merger. Affinity has agreed to register the shares issuable to the Hotels Stockholders following the closing pursuant to the terms of a Registration Rights Agreement, the form of which is filed as Exhibit 10.1. Affinity has agreed to file a registration statement to provide for the resale of such shares within 90 days after the effective date of the merger (the “Effective Date”) and has agreed to grant certain demand and piggyback registration rights.

Officers and Directors of Affinity and the Affinity Subsidiary; Employment Agreements

The Merger Agreement provides that at the effective time of the Merger Agreement (the “Effective Time”), Affinity shall designate two members (the “Affinity Directors”) to the Board of Directors of Affinity (the “Affinity Board”), the stockholders’ representative of the Hotels Stockholders (“the “Stockholders’ Representative”) shall designate two members to the Affinity Board (the “Stockholders’ Representative Directors”) and Affinity and the Stockholders’ Representative shall designate one independent member to the Affinity Board (the “Independent Director”). In the event of a listing on NASDAQ, AMEX or another stock exchange which requires a majority of independent directors, Affinity and the Stockholders’ Representative shall each replace one Parent Director and one Stockholders’ Representative Director, respectively with an independent director not already serving as the Independent Director.

The Stockholders’ Representative shall have the right to designate a majority of the members of the board of directors of the Affinity Subsidiary for such time that the Hotels Stockholders own such number of shares of the Stock Consideration which shall equal at least 25% of the Stock Consideration.

From and after the Effective Time, the officers of Affinity and the Affinity Subsidiary shall be elected by the Board of Directors of each entity; provided, however, that [A] Peter Engel shall be elected Chairman of the Board of Affinity, Michael Ware shall be elected President and Chief Executive Officer of Affinity, Robin Ware shall be elected Chief Operating Officer of Affinity, Raymond Romano shall be elected Chief Financial Officer of Affinity and Howard Cohl shall be elected Executive Vice President, Strategic Initiatives of Affinity and [B] Mr. Ware shall be elected Chief Executive Officer of the Affinity Subsidiary, Ms. Ware shall be elected Chief Operating Officer of the Affinity Subsidiary and Raymond Romano shall be elected Chief Financial Officer of the Affinity Subsidiary. Each of Mr. Ware, Ms. Ware and Mr. Romano shall enter into employment agreements with Affinity and the Affinity Subsidiary at the Effective Time, the form of which are filed as Exhibits 10.2, 10.3 and 10.4 hereto.

New Incentive Plan and Deferred Compensation Plan

Affinity has agreed to seek approval of its stockholders to establish a new incentive plan (the “Stock Option Plan”) to provide for, among other things, the reservation of 1,400,000 of Affinity’s shares of common stock to allow for the grant of stock options and other stock based awards under the Stock Option Plan. In addition, Hotels has a deferred compensation plan in place which Hotels and Affinity intend to maintain for a period of time after the Effective Date.

Affinity Stockholder Approval

The Merger Agreement provides that Affinity shall request approval from its stockholders to, among other things, (i) approve the Merger, (ii) approve the Stock Option Plan and (iii) approve the election of directors as described above.

Representations, Warranties and Covenants

                 The Merger Agreement contains representations and warranties of Affinity, the Affinity Subsidiary, and Hotels, as applicable, relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) capitalization, (c) the authorization, performance and enforceability of the Merger Agreement, (d) financial statements, (e) taxes, (f) absence of undisclosed liabilities, (g) real and personal property interests, (h) material contracts, (i) title to assets, (j) absence of certain changes, (k) employees and employee benefits matters, (l) compliance with applicable laws, (m) absence of litigation, (n) environmental matters, (o) regulatory matters, (o) compensation matters and (p) insurance.

                Subject to specified exceptions, each of Affinity and Hotels has agreed to continue to operate its respective business in the ordinary course prior to the closing of the Merger. Additionally, the parties have agreed, among other things, to (i) cooperate in the preparation of filing with the SEC of proxy materials for use by Affinity in the solicitation of its stockholders for approval of the Merger Agreement, the Merger and the Stock Option Plan; (ii) obtain all necessary approvals for the Merger; (ii) protect confidential information and maintain the confidentiality of the other’s proprietary information; and (iii) until termination of the Merger Agreement (except as discussed below), not to solicit or accept an alternative Acquisition Proposal, as such term is defined in the Merger Agreement.

Indemnification

 The Merger Agreement provides for indemnification of Affinity by the Hotels Stockholders for any losses suffered as a consequence of violation, breach or misrepresentation of any representation, warranty or covenants of Hotels, provided, however that the sole and exclusive source of the payment of any indemnification obligations being limited to 631,657 shares of Affinity common stock otherwise issuable as part of the merger consideration which are to be deposited into escrow at the closing of the Merger. Such shares shall be held in escrow for a period equal to the earlier of (i) 10 days following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and (ii) April 30, 2009, in accordance with the terms and conditions of an escrow agreement to be entered into at the closing between a representative of Affinity, the Stockholders Representative and a designated escrow agent.  For indemnification purposes, the shares of Affinity common stock held in escrow shall be valued at the average reported last sales price for the ten (10) trading days ending on the last day prior to the date that a claim for indemnification is publicly disclosed (or if there is no public disclosure, the date on which an indemnification notice is received) and the ten (10) trading days after such date.

Conditions to Closing of the Merger

            The obligations of the parties to consummate the merger are subject to various closing conditions, including, among others: (i) that the Affinity stockholders shall have approved the Merger Agreement and the transactions contemplated by the Merger Agreement and the holders of not more than 27.26% of Affinity’s shares issued in Affinity’s initial public offering and outstanding immediately before the closing shall have exercised their rights to convert their shares into a pro rata share of the trust fund rather than approve the merger; (ii) that each of Mr. Ware, Ms. Ware and Mr. Romano shall have entered into an employment agreements with Affinity; (iii) that lockup agreements shall have been entered into by the Hotels Stockholders; (iv) that the Stockholders Representative and the Affinity Representative shall have executed the Escrow Agreement; (v) that Affinity enter into indemnification agreements with each of the Hotels Stockholders; (vi) the Board of Directors of Affinity shall have received a received a fairness opinion satisfactory to it; (vii) that Affinity shall have entered into the Registration Rights Agreement with the Hotels Stockholders; (viii) that the Stock Option Plan shall have been established; (ix) that no material adverse change shall have occurred; (x) that no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which has the effect of making the merger illegal or otherwise prohibiting consummation of the merger substantially on the terms contemplated by the merger agreement; and (xi) the absence of any action, suit or proceeding challenging or preventing the merger.

Private Placement

Pursuant to the terms of the Merger Agreement, Affinity may undertake and consummate one or more private placements of its equity and/or debt securities prior to the Effective Date upon terms acceptable to it, after consultation with the Hotels’ Stockholders; provided, however, that: (a) the gross proceeds of such private placement do not exceed the lesser of the amount paid in conversion payments and $5,000,000, (b) Affinity shall use commercially reasonable efforts to ensure that the per share consideration received for any equity securities offered or sold in such private placement is not less than a discount of more than 20% of the average closing price of Affinity’s Common Stock for the 10 days prior to the closing of the private placement and (c) the net proceeds of such private placement are used solely to: (i) pay a portion of the Cash Consideration and (ii) provide working capital to the Affinity Subsidiary.

Termination

Pursuant to the terms of the Merger Agreement, the Merger Agreement may be terminated at any time prior to the closing, as follows:

(a) by mutual written consent of Affinity, the Affinity Subsidiary and Hotels;

(b)  by either Affinity or Hotels if (a) a permanent injunction or other order prohibiting the merger shall have become final and nonappealable or (b) if the Merger shall not have been consummated on or before June 9, 2008;

(c) by Hotels, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Affinity or the Affinity Subsidiary contained in the Merger Agreement or any representation or warranty of Affinity or the Affinity Subsidiary shall have become untrue after the date of the Merger Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by Affinity or is not cured within thirty (30) days of notice of such breach, (ii) any of the conditions to closing shall have become incapable of fulfillment; (iii) Affinity has not filed its preliminary Proxy Statement with the SEC within a reasonable time of Affinity’s receipt of audited financial statements of Hotels (the “New Financial Statements”), or such Proxy Statement has not been approved by the SEC by June 9, 2008; (iv) Affinity has not held its Stockholders Meeting to approve the Merger within forty-five (45) days of approval of the Proxy Statement by the SEC; (v) Affinity’s board of directors has withdrawn or changed its recommendation to its stockholders regarding the Merger; or (vi) the Merger Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of Affinity Common Stock under the Affinity certificate of incorporation, as amended, or more than 27.26% of the holders of the shares issued in the IPO (the “IPO Shares”) entitled to vote on the Merger elect to convert their IPO Shares into cash from the Trust Fund.

(d) By Affinity, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Hotels contained in the Merger Agreement or any representation or warranty of Hotels shall have become untrue after the date of the Merger Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by Hotels or is not cured within thirty (30) days of notice of such breach; or (ii) any of the closing conditions shall have become incapable of fulfillment;

(e) In the event that the New Financial Statements reflect a material adverse change in the financial condition of Hotels when compared to the audited financial statements of Hotels previously delivered to Affinity for the fiscal year ended December 31, 2006, then Affinity shall have the right to terminate the Merger Agreement upon 10 days prior notice.  If Affinity terminates the Merger Agreement pursuant to this provision, Affinity shall be responsible for the costs and expenses of such New Financial Statements

Maxim Group is serving as financial advisor to Affinity in connection with the transaction and is receiving compensation for such services in the amount of $150,000 in cash and shares of Affinity common stock in the aggregate value of $150,000. Maxim served as the underwriter in the IPO and as set forth above, $843,750 will be released to Maxim from the Trust Fund upon the consummation of a business combination as deferred underwriter’s compensation.

DLA Piper US LLP is serving as counsel to Hotels in the transaction. Ellenoff Grossman & Schole LLP is acting as counsel to Affinity.

Item 7.01 Regulation FD Disclosure

The Business of Hotels

Hotels is a leading publisher of in-room retail catalogues, branded e-commerce websites and retail management services for luxury hotels and resorts worldwide. Founded in 2000, Hotels has contracts with 41 partners representing approximately 1,860 hotel properties, comprising more than 400,000 rooms in substantially all the U.S. states and 83 countries.

Hotels reaches customers through the placement of catalogues and turn-down cards in hotel rooms, as well as through customized online retail sites designed for each customer. Hotels offers products including beds, pillows, bedding, towels, robes, artwork, toiletries, linens and other specialty items that customers first experience as guests in the hotel rooms of Hotels’ partners.

Each of Hotels’ retail programs and each product within a program, is custom designed for a specific hotel partner. The products offered by Hotels are backed by the partner’s brand name and are exclusively available only through that partner’s programs. These custom-designed programs allow each hotel partner to emphasize and market to customers the unique high-quality furnishings and amenities that the customer enjoyed as a guest in the partner’s hotel.

Hotels is headquartered in Fairfield, New Jersey and has 45 dedicated employees, 38 of whom are located in New Jersey and 7 of whom are located in Paris, France.

Item 8.01 Other Events

Investor Presentation

Attached as Exhibit 99.2 to this Current Report on Form 8-K is the form of slide show presentation that Affinity expects to use in presentations to certain of its stockholders.

Non-GAAP Financial Measures

The press release and investor presentation filed as exhibits to this Current Report on Form 8-K include certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). Affinity believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of Hotels to meet capital expenditures and working capital requirements

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated July 24, 2007

10.1	Form of Registration Rights Agreement to be entered into by Affinity Media International, Inc. and the Stockholders of Hotels at Home, Inc.

10.2	Form of Employment Agreement with Michael Ware

10.3	Form of Employment Agreement with Robin Ware

10.4	Form of Employment Agreement with Raymond Romano

99.1	Press Release issued July 25, 2007

99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: July 24, 2007	By:	/s/ Howard Cohl
Howard Cohl
President